Exhibit (b)

                    Japan Smaller Capitalization Fund, Inc.

                    Two World Financial Center, Building B
                           New York, New York 10281

                                                                Telephone
                                                                (800) 833-0018

        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
        ---------------------------------------------------------------

I, Yasushi Suzuki, certify that:

1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: May 9, 2005
                                         /s/ Yasushi Suzuki
                                         -----------------------------
                                         Yasushi Suzuki, President
                                         (Principal Executive Officer)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Japan Smaller Capitalization Fund, Inc. and will be retained by Japan Smaller Capitalization Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                    Japan Smaller Capitalization Fund, Inc.

                    Two World Financial Center, Building B
                           New York, New York 10281

                                                                Telephone
                                                                (800) 833-0018

        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
        ---------------------------------------------------------------

I, Rita Chopra-Brathwaite, certify that:

1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: May 9, 2005
                                            /s/ Rita Chopra-Brathwaite
                                            ---------------------------------
                                            Rita Chopra-Brathwaite, Treasurer
                                            (Principal Financial Officer)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Japan Smaller Capitalization Fund, Inc. and will be retained by Japan Smaller Capitalization Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.